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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):          August 26, 1997
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                           IMC Global Inc.
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    (Exact name of registrant as specified in its charter)


Delaware                    1-9759                36-3492467
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(State or other          (Commission              (IRS Employer
jurisdiction of          File Number)        Identification No.)
incorporation)


2100 Sanders Road, Northbrook, Illinois                   60062
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(Address of principal executive offices)               (Zip code)


Registrant's telephone number,
including area code:  (847) 272-9200
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                               N/A
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(Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS

     On August 26, 1997, IMC Global Inc. (IGL) entered into an Agreement and Plan of Merger dated as of August 26, 1997 (the Merger Agreement) with Freeport-McMoRan Inc., a Delaware corporation (FTX). The Merger Agreement provides for the merger (the Merger) of FTX with and into IGL (or, alternatively, the merger of FTX into a subsidiary of IGL). The corporate existence of FTX shall cease and IGL shall continue as the surviving corporation.

     Pursuant to the Merger Agreement, each share of common stock, par value $.01, of FTX (FTX Common Shares), not owned directly or indirectly by IGL or FTX and other than dissenting shares, as defined in the Merger Agreement, will be converted into (i) 0.90 of a share of common stock, par value $1.00, of IGL (IGL Common Stock), (ii) one-third of a warrant exercisable for shares of IGL Common Stock and (iii) the right to receive shares of common stock, par value $.01 (Newco Common Stock), of a new company (Newco) comprised of certain sulphur assets and liabilities and certain oil and gas interests. Each FTX holder of FTX Common Shares will have the right to receive the number of shares of Newco Common Stock that bears the same proportion to the total number of shares of Newco Common Stock held by FTX immediately prior to the effective time of the Merger as the number of FTX Common Shares held by such holder bears to the total issued and outstanding shares of FTX Common Shares immediately prior to the effective time of the Merger.

     Prior to its execution, the Merger Agreement was approved by the respective Boards of Directors of IGL and FTX. The consummation of the Merger is subject, among other things, to (i) approval by stockholders of FTX of the Merger, (ii) approval by the stockholders of IGL of the Merger and of the issuance of IGL Common Shares in the Merger and (iii) certain regulatory approvals.

     In connection with the Merger Agreement, IGL and The Bank of New York, a New York banking corporation, as warrant agent, will enter into a Warrant Agreement, the form of which is attached to the Merger Agreement as EXHIBIT A.

     Copies of the Merger Agreement, the Warrant Agreement and the Press Release issued jointly by IGL and FTX on August 27, 1997 with respect to the Merger, have been filed as Exhibits 99.1, 99.2 and 99.3, respectively, and each is incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS

     99.1 Agreement and Plan of Merger dated as of August 26, 1997 between IMC Global Inc. and Freeport-McMoRan Inc.

     99.2      Form of Warrant Agreement (contained in Exhibit 99.1 hereto).

     99.3 Joint news release of IMC Global Inc. and Freeport-McMoRan Inc. dated August 27, 1997.

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                                  EXHIBIT INDEX

Exhibit                                                    Sequentially
Number                   Description of Exhibit           Numbered Page
----------                                               -----------------
 99.1                Agreement and Plan of Merger
                     dated as of August 26, 1997
                     between IMC Global Inc. and
                     Freeport-McMoRan Inc.


 99.2                Form of Warrant Agreement
                     (contained in Exhibit 99.1
                     hereto).

 99.3                Joint news release of IMC Global
                     Inc. and Freeport-McMoRan Inc.
                     dated August 27, 1997.


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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IMC GLOBAL INC.


                                   By:  /s/ Marschall I. Smith
                                        -----------------------
                                        Marschall I. Smith
                                        Senior Vice President
                                            and General Counsel


Date:  August 28, 1997